Exhibit 99.1

DAYDAYCOOK Investor Presentation March 2022

Disclaimer 1 This investor presentation (this “ Presentation ”) is being provided to recipients solely for use by potential investors for information purposes only and it is not intended to form the basis of any investment decision or any decision in relation to a transaction involving DDC Enterprise Limited (the “ Company ”) and/or any of its subsidiaries and/or affiliates (collectively, the “ Group ”) . By receiving and retaining this Presentation, the recipient acknowledges and represents to the Group that it has understood and accepted the terms herein, including, but not limited to, the disclaimers contained in this Presentation . This Presentation does not constitute nor contain an offer or invitation or solicitation for the sale or purchase of securities or any interest in the Group, and neither this Presentation nor anything contained herein shall form the basis of, or be relied upon in connection with, any contract or commitment whatsoever . Neither the information contained in this Presentation nor any further information made available by the Group or any of its directors, officers, partners, employees, agents, representatives or advisors will form basis of or be construed as a contract or any other legal obligation . A recipient of this Presentation should consult with any of its advisors that it considers necessary to assist in making any investment determination . Nothing in this Presentation constitutes investment, legal, accounting or tax advice, or a representation that any investment or strategy is suitable or appropriate to such recipient's individual circumstances, or otherwise constitutes a personal recommendation to such recipient . This Presentation is confidential, sensitive and proprietary information, and is made available subject to the terms and conditions of the non - disclosure agreement entered into between the recipient and the Company (“ NDA ”), which the recipient acknowledges and agrees is in full force and effect and which shall not be limited or modified by this Presentation . Further, the recipient acknowledges and agrees that this Presentation and all information contained herein or as otherwise received in connection herewith constitutes confidential material and confidential information in accordance with the NDA, and further agrees, in accordance with the terms and conditions of the NDA, to keep strictly confidential the information contained herein or otherwise made available in relation to the Group or the transactions contemplated by any information provided by the Group, including this Presentation . This Presentation shall be used only for the purposes set forth in the NDA and may not be distributed to, copied, reproduced or used by any other person or for any purpose other than as expressly permitted by the NDA . The information contained herein and any additional material provided have been prepared to assist interested parties in making their own evaluation of the Group and do not purport to contain all of the information that an interested party may desire or require to evaluate the Group . In all cases, interested parties should conduct their own investigation and analysis of the Group, including with respect to its financial condition and prospects, and of the data set forth in this Presentation . None of the Group, its subsidiaries, shareholders or other affiliates, or any of their respective directors, officers, partners, employees, agents, representatives or advisors, make any representation or warranty, express or implied, as to the accuracy or completeness of this Presentation or the information contained in, or for any omissions from, this Presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Group . Only those particular representations and warranties, if any, which may be made to a party in a definitive written agreement, when, as and if executed, and subject to such limitations and restrictions as may be specified therein, will have any legal effect . In furnishing this Presentation, the Group does not undertake any obligation to provide the recipient with access to any additional information or to update this Presentation or to correct any inaccuracies therein which may become apparent . This Presentation shall neither be deemed an indication of the state or affairs of the Group nor constitute an indication that there has been no change in the state or affairs of the Group since the date hereof or since the dates as of which information is given in the Presentation . By accepting this Presentation, the recipient acknowledges and agrees (i) that if the recipient does not wish to pursue this matter or at the request of the Company, the recipient will return or destroy this Presentation in accordance with the terms of the NDA ; and (ii) that the Group, and its shareholders and other affiliates, and any of their respective directors, officers, partners, employees, agents, representatives and advisors, expressly disclaim any and all liability and shall not have any liability to any recipient and their respective subsidiaries, shareholders and other affiliates, and any of their respective directors, officers, partners, employees, agents, representatives and advisors, which may be based on the provision of this Presentation, the information contained in it, the omission of any information from it or any additional evaluation material made available in connection with the transaction . This Presentation is not intended to be distributed into any country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations . Recipients are required by the Company to inform the Company of and comply with all such restrictions or prohibitions . Accordingly, recipients of this Presentation represent that they are able to receive this Presentation without contravention of any legal restrictions or prohibitions in the jurisdiction in which they reside or conduct business . None of the Group or any of its shareholders or other affiliates, or any of their respective directors, officers, partners, employees, agents, representatives or advisors, accepts any liability to any person in relation to the distribution or possession of this Presentation in or from any jurisdiction . No Offer or Solicitation This Presentation shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination transaction (the “ Business Combination ”) between the Company and Ace Global Business Acquisition Limited (“ Ace ”) (NASDAQ : ACBA, ACBAU, ACBAW) . This Presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, or an exemption therefrom .

Disclaimer 2 Important Information and Where to Find It In connection with the Business Combination, Ace will file relevant materials with the U . S . Securities and Exchange Commission (the “ SEC ”), including a preliminary proxy statement on Schedule 14 A, and a definitive proxy statement on Schedule 14 A, when available . Ace’s shareholders and other interested persons, including the recipients of this Presentation, are advised to read the preliminary proxy statement and the amendments (if any) thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed Business Combination, as these materials will contain material information about the Company, Ace, and the proposed Business Combination . Promptly after filing its definitive proxy statement relating to the proposed Business Combination with SEC and the registration statement is declared effective, Ace will mail the proxy statement/prospectus and a proxy card to each of its stockholders that are entitled to vote at the special meeting relating to the transaction . POTENTIAL AND ACTUAL INVESTORS AND SECURITY HOLDERS OF ACE AND OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT ACE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ACE AND THE PROPOSED BUSINESS COMBINATION . The proxy statement/prospectus and other relevant materials in connection with the transaction (when they become available), and any other documents filed by Ace with the SEC, may be obtained free of charge at the SEC's website ( www . sec . gov ) . Participants in the Solicitation Ace and their respective directors, executive officers and employees and other persons may be deemed to be participants in the solicitation of proxies from the holders of Ace ordinary shares in respect of the proposed Business Combination . Information about Ace's directors and executive officers and their ownership of Ace's ordinary shares is set forth in Ace's Annual Report on Form 10 - K filed with the SEC, as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing . These documents can be obtained free of charge from the sources indicated below . The Company and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Ace in connection with the proposed Business Combination . A list of the names of such directors and executive officers and information regarding their interests in the proposed Business Combination is included in the preliminary proxy statement for the proposed Business Combination . Forward - Looking Statements This Presentation contains certain statements, estimates, targets, forecasts and projections with respect to the Group, including certain financial forecasts . Any such information is subjective and would necessarily be prepared based upon certain assumptions and analysis of information available at the relevant time and may not prove to be correct . Accordingly, there is no representation, warranty or assurance of any kind, express or implied, that any such information will be correct or that any such statements, estimates, targets, forecasts or projections will be realized . This Presentation may also contain forward - looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 . The Company's and Ace's actual results may differ from their expectations, estimates and projections and consequently, a recipient of this Presentation should not rely on these forward - looking statements as predictions of future events . All statements other than statements of historical fact are statements that could be forward - looking statements . You can identify these forward - looking statements through the use of words such as “may,” “will,” “can,” “anticipate,” “assume,” “should,” “indicate,” “would,” “believe,” “contemplate,” “expect,” “seek,” “estimate,” “continue,” “plan,” “point to,” “project,” “predict,” “could,” “intend,” “target,” “potential” and other similar words and expressions of the future . These forward - looking statements include, without limitation, the Company’s and Ace's expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination . These forward - looking statements are subject to risks and uncertainties that may cause actual future experience and results to differ materially from those discussed in these forward - looking statements . Most of these factors are outside the control of the Company or Ace and are difficult to predict . Important factors that might cause such a difference include, but are not limited to, the timing, cost and uncertainty of the Group’s business initiatives and the Group's ability to develop and monetize its business, and other risks and uncertainties to be identified by Ace in the preliminary proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in other filings with the SEC made by the Company and Ace . The Company and Ace caution readers not to place undue reliance upon any forward - looking statements, which speak only as of the date made . Neither Ace nor the Company or any members of the Group undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law . The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this Presentation . Past or current results do not guarantee future performance . Contacts DDC Enterprise Limited Ace Global Business Acquisition Limited Norma Chu, Founder & CEO Eugene Wong, CEO Norma@daydaycook.com E ugene@aceglobal - acq.com

To become a disruptive force in China’s $150Bn (1) RTC market Diverse portfolio of innovative products Omni - channels sales strategy: online +offline +social commerce Top Direct - to - Consumer food brand Experienced management team with strong investor support Significant growth opportunities through partnership sales and M&A $1 52 Million Sales 2023E Sales 80% CAGR 2020 - 23E Sales Growth 1 1 . 3 Million Paid Customers (2) 60 Million Active Viewers As of Sep 2021 15%+ Sales from Plant - Based Products In 2023 DayDayCook Investment Highlights 3 DayDayCook is a leading content driven direct - to - consumer brand in China (1) Note: estimate from an independently prepared Frost & Sullivan industry report, 2021 (2) Online customers only, Jan 2019 - Sep 2022 All major online Ecommerce platforms + fast growing offline POS

Our mission is to be the #1 leader of healthy, delicious and convenient resources for all our users needs in the kitchen and at the dining table. ▪ Founded in 2012, DayDayCook is a leading content - driven lifestyle brand for young food lovers in China ▪ Produce culinary & lifestyle content (e.g., in short / long - form video and livestreaming formats) across major social media platforms garnering 300 - 450MM views per month ▪ To date, DDC has accumulatively attracted approximately 60 million active viewers － Approximately 85% of followers are Gen Z (born after 1995) － demographics suggests 62% are female and 53% are under 30 － 75% of customers are from non - tier 1 cities ▪ DayDayCook’s business is supported by 3 pillars: (1) Own - branded ready - to - heat (RTH) and ready - to - cook (RTC) via e - commerce platforms and offline channels (2) Offline experience stores (3) DDC launched its first plant based RTH product in Oct 2020 and was well received by the market. More plant - based SKUs are in pipeline $ Live Streaming In - house produced Content KOC/KOL E - commerce Offline POS channels Community Community Content Monetization Offline Experience Stores Viewer s/Followers DayDayCook: China’s Leading Lifestyle Brand for Young Food Lovers 4

Our History 5 500 Startup 500 Collectives Brand Name Investor Base 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021E Started launching OEM private label products and selling on e - commerce channels Norman founded DDC as cooking content focused media platform Media - Focused / App Platform Healthy RTC Meals Launched 40 RTC and RTH SKUs and expanded into Kuaishou network in Q4 2019 2021 expanded access in offline channels from 300 POS coverage to 5,000 POS in 7 months, access to 10,000+ by year - end Launched DDC APP Launched RTE & ingredients products in HK Rollout of DDC E - commerce mini - APP on Wechat Sales

Consistent & proven growth track record with a clear path to profitability in 2022 Projected Financials 6 (US$ MM) (1) Note: estimated USD/CNY exchange rate of 6.50 $23.9 $26.0 $46.6 $82.9 $152.2 $ 4.7 $ 4.3 $ 7.8 $ 18.3 $ 35.2 - 30 60 90 120 150 2019A 2020A 2021E 2022E 2023E Total Revenue Gross Profit ($ 20.2) ($ 13.9) ($ 10.5) ($ 2.8) $ 4.0 20% 17% 17% 22% 23% (20%) (10%) 0% 10% 20% 30% (28) 2 2019A 2020A 2021E 2022E 2023E EBITDA Gross Margin %

Evolving demographics, income growth and consumer preference is reshaping how Chinese consumers choose to dine – which affords DayDayCook with the opportunity to aggressively penetrate & expand its RTC market share Key Drivers for growth in RTC sector Supply chain - Longer shelf - life and transportation radius Data analytics - Precision marketing to consumers - Lower merchandise spoilage Sales channel - Online merge offline sales channels Change in lifestyle - Customers require flexible and convenient meal options Consumer preference - Mass adoption of centralized kitchens leads to commoditized flavor at restaurants, consumers value safety and price - quality SUPPLY SIDE DEMAND SIDE From restaurant/take - outs to RTC products – Retailization is the trend Opportunity to Disrupt a $150 billion China RTC Market 7 (1) Note: estimate from an independently prepared Frost & Sullivan industry report, 2021 (1) RMB Billion; 2016 - 2030E

8 Variety in DDCs product offering is particularly important to retain customers over the longer term. Diverse product offering of value added RTC / RTH products Convenient / Flexible Enjoy the pleasure of cooking in convenient way Fusion between traditional Chinese cuisine and plant - based meat to cater to palate of newer generations Family occasion Cooking for fun Single economy Office / Travel/ Home Office / Travel/ Home Health conscious Ready for Dinner table Flexibility / Stay at Home Economy PLANT BASED MEAT READY TO COOK READY TO HEAT Market Angle Scenario Product Positioning Category

9 DayDayCook’s mission, products, and brand image resonate strongly with GenZ customers’ evolving tastes DayDayCook’s Target Customer Age Demographic (in %) Customer Tags (in %) 1 2 3 Top 5 Areas (in %) 1 2 Top 5 Areas (in %) % % % % % % % % % % % % % % % % Age Demographic % % % % % 0% 5% 10% % % Strong Brand Awareness among Social Media & E - commerce

Offline Distribution Network & Paid Customer Growth 10 Strategic & corporate partnerships have helped DDC to accelerate the build - out of DDC’s offline retail footprint and customer acquisition capabilities in non - tier 1 cities (1) Note: Meituan # of paid customer data includes unsold inventory at DDC”s warehouse

1 1 DDC is accelerating its offline sales channel build - up (1) Expanding Physical Footprint with Leading Retailers High - End Specialty Grocery Stores Convenience Stores Social Commerce POS Locations Major Supermarkets 330+ 8,400+ 920+ 530+ (1) Numbers in circle represent POS locations target by in 2023

Sustainability & ESG Opportunities: Our Shift to Plant - Based Offerings The increasing focus on sustainability amongst Gen - Z consumers against the backdrop of the Chinese government’s goal of achieving carbon neutrality by 2060 presents compelling opportunities to expand our offerings to plant - based products 14.5% of all GHG emissions from livestock industry (1) Diet change is one of the major discussions globally in mitigating climate change. According to a study from Oxford, the world’s shift to a plant - based diet can reduce food’s overall greenhouse gas (GHG) emissions by 49% (2) Notes (1) Dating according to the Food and Agriculture Organization of the United Nations (2) Poore, Joseph & Nemecek , Thomas. (2018). Reducing food's environmental impacts through producers and consumers. Science (New York, N.Y.). https://www.science.org/doi/10.1126/science.aaq0216 (3) The Deloitte Global 2021 Millennial and Gen Z Survey . (2021). Deloitte. https://www2.deloitte.com/global/en/pages/about - deloitte/articles/millennialsurvey.html (4) China’s Generation Z - an emerging borderless tribe . (2019). OC&C Strategy Consultants. https://cutt.ly/LULxEGw (5) Milman , O., & Leavenworth, S. (2021, August 25). China’s plan to cut meat consumption by 50% cheered by climate campaigners. The Gu ard ian. https://www.theguardian.com/world/2016/jun/20/chinas - meat - consumption - climate - change (6) Major Green Technologies and Implementation Mechanisms in Chinese Cities . (2020). World Economic Forum. https://www.weforum.org/whitepapers/major - green - technologies - and - implementation - mechanisms - in - chinese - cities Gen Z is emerging as the Sustainability Generation According to Deloitte’s recent survey, climate change/protecting the environment was the top concern for the Gen Z and millennials (3) . Global strategy consulting firm OC&C also reported that Gen Zers in China are more concerned by environmentally friendly consumption compared to other regions (25% vs 13% for Gen Z across the globe) (4) China’s Carbon Neutrality pledge fuels growth of plant - based protein market In line with China’s pledge of carbon neutrality by 2060, the Chinese government is already aiming to cut the country’s meat consumption by 50% before 2030 (5) According to a white paper published by the World Economic Forum, experts proposed that the Chinese government develop alternative protein as a green technology (6) , spurring growth of the plant - based protein scene in China 12

Customer Base Channel Growth (1) Macro Customer Awareness Market Size (1) First tier cities /health - conscious consumers /vegetarian/religious groups 2B: Mainly offline channels 2018 - 2025 CAGR ~39% Biggest meat consumer globally (48.2M tons) Carbon - neutral initiative officially announced in 2021 (to be completely carbon neutral by 2060) China • Early stage of adoption where mass consumer still make purchases based on taste/ experience over sustainable / environmental concerns. Though the trend is growing amongst Gen Z audience $ 15 Bn U SD by 2025 Health - conscious consumers /vegetarian/vegan/environmentalist/animal protectionism 2C: Both online and offline channels 20 20 - 20 25 CAGR ~68 % Highest penetration rate for plant - based products globally U.S. • High level of awareness for sustainability and environmental issues. • US consumers actively opt for vegetarian or alternative - protein meal solutions as a part of their regular diet $13Bn USD by 2023 13 Plant - Based Market Comparison As the two largest meat consumption countries, both the U.S. and China have huge potential for plant - based products on the back of several secular growth drivers (1) Note: estimate from broker research.

▪ Strong partnerships – Supply Chain & Product Innovation － Strategic cooperation with PFI Foods , a leading plant - based manufacturer with 15+ years experience ▪ One of the very few players with established omni - channel sales, marketing, and distribution capabilities o DDC launched its plant - based products in Oct 2020. DDC targets to product 50% of products as plant - based by end of 2022. Opportunity to Benefit from Shift to Plant - based Products 1 4 Early - mover advantage, a key strategic partnership, and established sales & marketing capabilities have DDC well positioned to take advantage of changes in customer preferences and tastes (1) (1) Note: estimate from an independently prepared Frost & Sullivan industry report, 2021 15 20 24 RTH RTC Plant-based DDC Product Breakdown 2022 (by Category )

- Deep industry insights on ever - changing market trends and opportunity gaps - Roadmap tested with predictive analytics on the backs of interactive customer engagement from own platform - Fast and user - driven prototyping with customer surveys via DDC mini - app and social media - Flavor profile, packaging, and pricing refined through repeat testing and recalibrating with DDC users - In - house content creation to build user interest and demand - Powerful collaborations with key KOLs that resonate with our brand and product - Distribution through DDC platform and all major online /offline sales channels to drive massive reach Product Development Marketing & Distribution Category Planning 8 weeks time to market On - going monitoring and strategizing 6 - 12 months product life cycle DDC can launch a new product (concept - to - shelf) within 8 weeks due to its control on end - to - end product execution and its go - to - market expertise Agile Product R&D and Go - to - Market Capability 1 5

▪ DDC’s unique angle － E2E supply - chain visibility helps improve inventory management & optimization － Highly scalable omnichannel sales & distribution model and fulfilment capabilities － Multi - channel content marketing strategy & library of 437k+ minutes of in - house produced content － Agile product R&D and go - to - market expertise － Strategic partnership with PFI Foods & advisors to accelerate plant - based product go - to - market efforts DDC is a unique player with the right DNA, expertise, experience and end - to - end execution capabilities to become a disruptive force in this category and grow its market share aggressively DayDayCook is well positioned to become a disruptive force Established Restaurant Chain Food Manufacturers New Retail Peers DayDayCook Integrated Supply Chain Sales Channels Customer Engagement Fast Product Rollouts Plant Based Products 16

Board and Advisory Network Members 1 7 ▪ 25+ years of experience in the food and strategy consulting industry in China, India, and the US. Mr. Sadiq is currently the COO of LIVEKINDLY Co, a collective of plant - based heritage and start - up brands including The Fry Family Food Co., LikeMeat, and LIVEKINDLY Media ▪ Previous roles include several senior management positions at Tyson Foods, most notably, CEO India, COO China, and Head of Global Sourcing and Business Optimization Malik Sadiq, PhD Advisory Network Member Chia Hung Yang Independent Director ▪ 30+ years in capital market across the US and China, held C - level positions at several US - listed Chinese TMT companies. Former CFO of Tuniu, 51Talk, DangDang and AirMedia ▪ Mr. Yang currently serves as an independent director of I - Mab (Nasdaq: IMAB) and Ehang ( Nasdaq:EH ) ▪ 30+ years experience in the food industry includes . Former Regional President Asia, Africa and Australia for Barilla SpA. and General Manager for Danone SA in China ▪ Mr Mouw’s has experience with both emerging markets ranging from China to Turkey to Russia as well as developed markets ranging from Australia to Japan and Korea Matthew Gene Mouw Independent Director ▪ 30+ years experience in food and hospitality industry in China. Mr. Shih is currently a Partner and Chief Operating Officer of OYO Hotel Company. ▪ Previously Mr. Shih has served as CEO of PepsiCo Investment (China) Ltd. , Asia Pacific Managing Director for Red Bull Gmbh as well as Chairman and CEO of Accor Great China Samuel Shih Independent Director Norma Chu CEO & Chairwoman ▪ Founded DayDayCook in 2012 and have since won numerous awards as visionary entrepreneur in the cooking and lifestyle community ▪ Former HSBC Head of Equities Research (Private Bank) Norma Chu CFO & Executive Director ▪ 30+ years of experience in financial management particularly for PRC and cross - border start - ups ▪ HK CPA and Canadian CPA

Market Readiness 1 8 x Right market window for launch ▪ The Company is well - positioned to become a disruptive force in RTC and plant - based verticals ▪ Focused areas are gaining market momentum x Support from strong shareholder base ▪ Major shareholders including brand - named Asian institutions such as K11(New World Development), Alibaba, Henderson Land etc., as well as international investors such as Talis Capital and Proterra Capital (formerly operated as investment arm of Cargill, spin - off in 2016) x Multiple catalysts to re - rate post completion of merger ▪ High visibility on growth trajectory (organic growth + M&A rollup) ▪ Strategic partnerships with global top - tier consumer companies ▪ Strong M&A pipeline including one of the key plant - based players in China market x Company leadership and Board has strong experience and knowledge in capital market ▪ Chairman of audit committee (after the Business Combination) – Conor Yang, previously served as CFO of Tuniu (Nasdaq: TOUR), DangDang and AirNet Technology (Nasdaq: ANTE); ex - Goldman banker ▪ Founder was the Head of Research of HSBC Private Bank in Hong Kong

M&A Strategy Framework Existing Products and Services Offered Near Term (1 Year) Accelerate penetration of non - tier 1 cities Build overseas sales network Execute M&A deals Medium Term (3 Years) Increase investment in food & sustainability innovations Longer Term (5+ Years) Expand overseas market Execute on multi - brand strategy DDC has several key initiatives to not only sustain but super - charge its medium - to - longer term growth potential 19

High growth business with clear path to profitability Best - in - class platform to offer investor plant - based market exposure in China Strong support from brand - name investors CAGR 80% (US$ MM) x Brand for Gen Z/millennials x Content Driven x Health Conscious x Convenient and Inviting x Integrated Supply Chain x Nimble Product Capabilities x Omni Sales Channels x Experienced Management Summary 20 1 2 3 Revenue (2020 - 2023E) $26 $47 $83 $152 2020A 2021E 2022E 2023E

Appendix 17

DDC Founder & CEO Norma Chu Born and raised in Hong Kong, Norma Chu turned her passion for cooking into business. After a successful banking career, she started DayDayCook (“DDC”) in 2012 and brought it to Shanghai, China, in 2015. Under her leadership, DDC is now the largest cooking and lifestyle content platform in China with 60 million active viewers and 3.4 million paid customers as well as three experience centers nationwide. DayDayCook has a vision to satisfy today’s young female gen z consumers who aspire better lifestyle by providing a modern 360 - degree cooking experience to them . With the achievement acquired, Norma was named as China New Media Top 100 people in 2016. She was also named as one of CY Zone’s Most Notable Female Entrepreneurs for 3 consecutive years in 2017 - 2019. Norma was featured in Apple Store’s Cover Story in March 2020. Recently, Norma is being awarded to the Outstanding ICT Women Awards 2020: Women Entrepreneur Category, Harper’s Bazzar The Visionary Woman 2020 and JESSICA Most Successful Women Award 2020 – Digital Women. Norma was the Head of Research of HSBC Private Bank from 2010 - 2012. She received her Bachelor of Arts degree in the University of Washington. Our Founder 22

Comparison with TTCF 2 3 Product Offerings Target Demographics Sales Strategies Valuation Growth Profile Plant based frozen food Healthy RTC, RTH products plant - based products Millennials & GenZ Millennials & GenZ, Female Mainly supermarkets, in process of building e - commerce platform Omni - channels: e - commerce platforms, live streaming, supermarkets, convenient stores, social e - commerce US$1.03 billion Market Cap/ US$420mm at De - SPAC US$300mm at De - SPAC 2019 - 2021E topline CAGR – 62% (1) 2019 - 2021E topline CAGR – 40% Key Investor Thesis • Plant based angle • Sales channel expansion beyond large national retailers • DTC adoption • RTC market momentum in China • DTC business model • New consumer retail company • Plant based angle Source ： CapitalIQ, public fillings, market data as of Mar 28 th , 2022 Note ： (1) Tattooed Chef de - SPAC proxy filling in June 2020 Target Market $55Bn US frozen food market (1) $150Bn RTC market in China

24 Source : CapitalIQ, market data as of Mar 28, 2022; DDC’s Pro Forma EV assumes $300mm equity value, (0.25) net debt, $10mm cash from S PAC and $35mm cash from PIPE EV/Sales 2022E – US High Growth Consumer EV/Sales 2022E – Chinese DTC & Food EV/Sales 2023E – US High Growth Consumer EV/Sales 2023E – Chinese DTC & Food Public Comps – Valuation 8.2x 7.4x 6.0x 3.7x 3.4x 3.1x 2.9x 1.3x 1.2x 4.1x Celsius Holdings Freshpet Beyond Meat The Simply Good Foods Co. Tattooed Chef DDC Oatly Group AB Whole Earth Brands Vital Farms 6.1x 5.4x 3.8x 3.1x 2.6x 2.4x 1.9x 0.8x 3.3x Proya Cosmetics Weizhixiang Guangdong Marubi DDC Anjoy Foods Group Shanghai Jahwa Qianweiyangchu Food Three Squirrels 5.7x 5.7x 4.8x 3.4x 2.7x 1.9x 1.7x 1.2x 1.0x 3.1x Celsius Holdings Freshpet Beyond Meat The Simply Good Foods Co. Tattooed Chef Oatly Group AB DDC Whole Earth Brands Vital Farms 5.0x 4.3x 3.3x 2.1x 2.1x 1.7x 1.6x 0.7x 2.6x Proya Cosmetics Weizhixiang Guangdong Marubi Shanghai Jahwa Anjoy Foods Group DDC Qianweiyangchu Food Three Squirrels